Exhibit 10.2

SECOND AMENDMENT TO

ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is dated as of July 30, 2015, by and among 101 Development Group, LLC, a Delaware limited liability company (the “Buyer”) and Revera Assisted Living, Inc., a corporation formed under the laws of the state of Oregon (“Parent”), CPL (Bey Lea Village) LLC, a Delaware limited liability company (“Bey Lea”), CPL (Fox Chase) LLC, a Delaware limited liability company (“Fox Chase”), CPL (Hamilton) LLC, a Delaware limited liability company (“Hamilton”), CPL (Iliff) LLC, a Delaware limited liability company (“Iliff”), CPL (Laurelton Village) LLC, a Delaware limited liability company (“Laurelton”), Revera (Delaware) LLC doing business as Linden Grove Health Care Center (“Linden Grove”), Montesano Health & Rehab Center (“Montesano”) and Orchard Park Rehabilitation and Nursing Center (“Orchard Park”), CPL (Linwood) LLC, a Delaware limited liability company (“Linwood”), CPL (Meadowview) LLC, a Delaware limited liability company (“Meadowview”), CPL (Oakridge) LLC, a Delaware limited liability company (“Oakridge”), CPL (South County) LLC, a Delaware limited liability company (“South County”), CPL (Whiting) LLC, a Delaware limited liability company (“Whiting”), CPL (Willow Creek) LLC a Delaware limited liability company (“Willow Creek” and collectively with Bey Lea, Fox Chase, Iliff, Linden Grove, Meadowview, Montesano, Oakridge, Orchard Park, South County and Whiting, the “Owner Operator Sellers”), CPL (Glen Ridge) LLC, a Delaware limited liability company (“Glen Ridge”), Rochester Manor LLC, a Delaware limited liability company (“Rochester”), Subacute Center of Bristol LLC doing business as Village Green of Bristol (“Village Green Bristol”), Brook Hollow Health Care Center LLC doing business as Village Green of Wallingford (“Village Green Wallingford”), CPL (Cabot) LLC, a Delaware limited liability company (“Cabot”), Burlington Health and Rehabilitation Center LLC, a Delaware limited liability company (“Burlington”), Berlin Health and Rehabilitation Center LLC, a Delaware limited liability company (“Berlin”), Bennington Health and Rehabilitation Center LLC, a Delaware limited liability company (“Bennington”), Springfield Health and Rehabilitation Center LLC, a Delaware limited liability company (“Springfield”), St. Johnsbury Health and Rehabilitation Center LLC, a Delaware limited liability company (“St. Johnsbury” and collectively with Glen Ridge, Cabot, Rochester, Village Green Bristol, Village Green Wallingford, Burlington, Berlin, Bennington and Springfield, the “Operator Sellers”), Vermont Subacute LLC, a Delaware limited liability company (“Vermont RE”), Connecticut Subacute LLC, a Delaware limited liability company (“Connecticut RE”), New Hampshire Subacute LLC, a Delaware limited liability company (“New Hampshire RE”), CPL (Westfield) LLC, a Delaware limited liability company (“Westfield RE”), Berlin Real Estate LLC, a Delaware limited liability company (“Berlin RE”), Bennington Real Estate LLC, a Delaware limited liability company (“Bennington RE”), Springfield Real Estate LLC, a Delaware limited liability company (“Springfield RE”), St. Johnsbury Real Estate LLC, a Delaware limited liability company (“St. Johnsbury RE” and collectively with Vermont RE, Connecticut RE, New Hampshire RE, Westfield RE, Berlin RE, Bennington RE and Springfield RE, the “RE Owner Sellers”), and CPL (Premier Therapy) LLC, a Delaware limited liability company (“Premier Therapy”), and Genesis Healthcare, Inc. a Delaware corporation (“Guarantor”). The Owner Operator Sellers, the Operator Sellers, the RE Owner Sellers and Premier are collectively referred to herein as “Sellers” and collectively with Parent as the “Seller Parties”.

RECITALS

WHEREAS, Buyer, Seller Parties and Guarantor are party to that certain Asset Purchase Agreement dated as of June 11, 2015 (the “Agreement”); and

WHEREAS, all capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement; and

WHEREAS, Buyer, Seller Parties and Guarantor desire to amend the Agreement to extend the period for certain notices and responses thereto in accordance with the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements herein set forth, the parties agree as follows:

1. The Agreement is hereby amended by removing the phrase “five (5) Business Days” in all places in which it appears in Sections 6.22 and 6.23 of the Agreement and replacing it by “ten (10) Business Days”.

2. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.  Signature delivered by facsimile or by similar electronic means such as by portable document format shall be deemed to be originals.

3. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

4. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date above written.

SELLER PARTIES:

REVERA ASSISTED LIVING, INC.

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (BEY LEA VILLAGE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (FOX CHASE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (HAMILTON) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (ILIFF) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (LAURELTON VILLAGE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

REVERA (DELAWARE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (LINWOOD) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (MEADOWVIEW) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (OAKRIDGE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (SOUTH COUNTY) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (WHITING) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (WILLOW CREEK) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (GLEN RIDGE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

ROCHESTER MANOR LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

SUBACUTE CENTER OF BRISTOL LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BROOK HOLLOW HEALTH CARE CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (CABOT) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BURLINGTON HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BERLIN HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BENNINGTON HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

SPRINGFIELD HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

ST. JOHNSBURY HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

VERMONT SUBACUTE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CONNECTICUT SUBACUTE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

NEW HAMPSHIRE SUBACUTE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (WESTFIELD) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BERLIN REAL ESTATE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BENNINGTON REAL ESTATE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

SPRINGFIELD REAL ESTATE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

ST. JOHNSBURY REAL ESTATE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (PREMIER THERAPY) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date above written.

BUYER:

101 DEVELOPMENT GROUP, LLC

By:	/s/ Michael Berg
Name: Michael Berg
Title: Assistant Secretary

GUARANTOR:

GENESIS HEALTHCARE, INC.

By:	/s/ Michael Berg
Name: Michael Berg
Title: Assistant Secretary